EXHIBIT 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Periscope GmbH i.I, Paderborn

We have audited the balance sheets of Periscope GmbH i.I (the “Company”) and the related consolidated statements of operations and cash flows for the twelve months period ended December 31, 2015 and for the period April 01, 2014 to December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2015 and from April 01, 2014 to December 31, 2014 and the results of its operations for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Bharat Parikh & Associates
Bharat Parikh & Associates
4940, McDermott Road,
Plano, TX 75024, USA.
November 17, 2016

Periscope GmbH i.l., Paderborn

Balance Sheet as of December 31, 2015 and December 31, 2014

	December 31,
	2015	2014
Assets
Current assets
Cash-on-hand and bank balances	$3,224,752	$6,661,455
Inventories,net
1. Raw materials and supplies	7,607,674	10,395,251
2. Work in process	1,931,372	2,996,663
3. Finished goods and merchandise	732,419	585,943
4. Advance payments	1,143,462	-
Receivables and other assets
1. Trade accounts receivable, net	2,330,439	436,493
2. Receivables from affiliated companies	12,057	11,509
3. Other assets	2,181,450	4,089,427
Prepaid expenses	84,386	75,337
Difference amount on assets side from asset-offsetting	-	13,435
	19,248,011	25,265,513
Non-current assets
Intangible fixed assets, net
1. Purchased concessions, industrial and similar rights and assets and licences in such rights and assets	2,282,354	2,866,193
2. Customer base	11,200,462	12,483,185
Tangible fixed assets, net
1. Technical equipment and machinery	1,826,649	2,500,059
2. Other equipment, plant and office equipment	340,746	583,017
3. Advance payments and assets under construction	55,536	113,395
Financial assets
1. Shares in affiliated companies	109,060	121,550
	15,814,807	18,667,399

Total Assets	$35,062,818	$43,932,912

Liabilities and Equity
Liabilities
1. Trade accounts payable	$10,733,012	$8,081,890
2. Payables due to affiliated companies	118,424	131,599
3. Other liabilities	4,741,772	6,165,138
	15,593,208	14,378,627
Accrued Expenses
1. Accruals for pensions and similar obligations	12,187,738	12,405,109
2. Accrued expenses	5,562,007	3,775,736
	17,749,745	16,180,845
Equity
1. Subscribed capital	2,615,730	2,615,730
2. Capital reserves	45,734,993	45,734,993
3. Retained Earnings	(42,189,996)	(31,727,223)
4. Accumulated other comprehensive loss	(4,440,862)	(3,250,060)
	1,719,865	13,373,440

Total Liabilities and Equity	$35,062,818	$43,932,912

The accompanying notes are an integral part of these financial statements.

Periscope GmbH i.1., Paderborn

Income Statement

For the period from January 1, 2015 to December 31, 2015

And April 1, 2014 to December 31, 2014

	January 1, 2015	April 1, 2014
	to	to
	December 31, 2015	December 31, 2014
Revenues
Total revenues	$86,984,303	$77,279,825
Cost of revenues
Total cost of revenues	60,782,896	55,766,939
Gross profit	26,201,407	21,512,886
Operating expenses
Selling, general and administrative	37,457,864	49,000,630
Total operating expenses	37,457,864	49,000,630
Loss from continuing operations	(11,256,457)	(27,487,744)
Other income (expenses)
Interest and financing costs	(900,436)	(346,268)
Interest and other income, net	1,694,120	842,524
Total other income, net	793,684	496,256
Loss before income taxes from continuing operations	(10,462,773)	(26,991,488)
Income tax benefit/(expense), net	-	-
Losses from continuing operations	(10,462,773)	(26,991,488)
Discontinued operations
Net loss of discontinued operations	-	(4,735,735)
Net loss	(10,462,773)	(31,727,223)
Other comprehensive income/(loss)
Foreign currency translation losses	(1,190,802)	(3,250,060)
Comprehensive loss	$(11,653,575)	$(34,977,283)

The accompanying notes are an integral part of these financial statements.

Periscope GmbH i.1., Paderborn

Statement of Cash Flows

For the period from January 1, 2015 to December 31, 2015

And April 1, 2014 to December 31, 2014

	January 1, 2015	April 1, 2014
	to	to
	December 31, 2015	December 31, 2014
Cash Flows from Operating Activities
Net income (loss)	$(10,462,773)	$(31,727,223)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,887,262	670,969
Foreign currency translation	91,236	-
Changes in operating assets and liabilities:
Accounts receivable	(1,893,946)	(436,493)
Due from related party	(548)	1,524
Inventory	3,706,392	(13,977,857)
Prepaid expenses and other assets	826,760	750,195
Other liabilities	(1,423,366)	6,164,998
Accounts payable	2,651,122	8,081,890
Payables due to affiliated companies	-	131,599
Accrued expenses	1,568,900	16,151,108
Net cash provided by (used by) operating activities	(3,048,961)	(14,189,290)

Cash Flows from Investing Activities

Gain on disposal of assets	-	41,609,692
Purchase of property and equipment	(387,742)	(20,758,947)
Net cash used by investing activities	(387,742)	(20,850,745)

Cash Flows from Financing Activities
Net cash provided by (used by) financing activities	-	-

Net increase (decrease) in cash	(3,436,703)	(6,661,455)
Cash beginning of period	6,661,455	-
Cash end of period	$3,224,752	$(6,661,455)

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$850,825	$300,299

Cash paid during the period for income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS

For the year ended December 31, 2015 and

for the period April 1, 2014 to December 31, 2014

NOTE 1 – Business

Periscope GmbH i.I, Paderborn

Periscope GmbH is a mid-size German Electronics Manufacturing company located in North-Rhine Westphalia Paderborn, Germany. Prior to April 1, 2014 Periscope was owned and operated by Flextronics GmbH. Unless the context requires otherwise, all references to “we”, “our”, “us”, “Company”, “registrant”, “Periscope” or “management” refer to Periscope GmbH.

Periscope covers the entire contract manufacturing of electronic assemblies, devices and systems: from the assistance in product development, product and process optimization, design for manufacturing, prototype, and test concepts through to after sales service .

Due to its almost 35-year history, the Periscope GmbH is active in various market segments:

●	Automotive Industry

●	Industry

●	building automation

●	Communication & Networks

●	Battery Management Systems

●	Consumer Electronics

●	domestic appliances

●	Leisure and sports equipment

On April 1, 2014 Flextronics GmbH was sold to the investor group 4K Invest. After reorganizing the operating subsidiary, the company has been operating as Periscope GmbH since June 16, 2014.

Employees

The average number of employees during the year ended December 31, 2015 was 346 and an average of 6 trainees. The period beginning April 1, 2014 and ended December 31, 2014 had an average number of employees of 369 with an average of 5 trainees.

Management board

Management is carried out by:

●	Markus Roschel, Master of Business Administration, Sasbachwalden (from 16 June 2014 to 27 May 2015)

●	Heinrich Ollendiek, MBA-salesperson, Friedrichsdorf (5 August 2014)

●	Dr. Jasper Stahlschmidt, Lawyer, Dusseldorf (from 26 November 2015)

●	As solicitor the lawyer Mrs. Sandra Bitter was engaged on the 26th of November 2015.

Note 2 - Basis of presentation and critical accounting policies Basis of Presentation and Use of Estimates

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Foreign Currency Translation Gain and Comprehensive Income (Loss)

For the periods reported, the financial statement have been translated from Euros to US Dollars, assets and liabilities are translated using published exchange rates in effect at the consolidated balance sheet date. Revenues and expenses and cash flows are translated using an approximate weighted average exchange rate for the period. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income on the accompanying consolidated balance sheet. For the year ending December 31, 2015 and the period from April 1, 2014 to December 31, 2014, comprehensive income includes losses of $1,190,802 and $3,250,060, respectively, which were entirely from foreign currency translation.

Fiscal Year-End

The financial year is the calendar year. The comparative information is a short fiscal year from April 1 to December 31, 2014.

Going Concern

The Consolidated Financial Statements of the Company have been prepared on a “going concern” basis, which means that the continuation of the Company is presumed even though events and conditions exist that, when considered in the aggregate, raise substantial doubt about the Company’s ability to continue as a going concern because it is probable that the Company will be unable to meet its obligations as they become due within one year after the date that these financial statements were issued.

The Company’s Evaluation of the Principal Conditions That Raise Substantial Doubt

During the fiscal year ended December 31, 2015 and the period from April 1, 2014 to December 31, 2014 the Company incurred significant financial losses. The Company’s management filed a request for insolvency on November 26, 2015 with the German government after making the evaluation that it would not be able to meet its obligations for the next year.

Management’s Plans to Mitigate Substantial Doubt

In addition to the application for insolvency the Company will continue with restructuring efforts intended to reduce its expenses in an attempt to achieve profitability. These restructuring efforts include but are not limited to reduction of staff, discontinuation of operations either in a segment or liquidation of the affiliated company, and sale of assets.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

Note 3 - Accounting and Valuation Methods

Following accounting and valuation methods were influential for the preparation of annual financial statements.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts.. The Company performs on-going credit evaluations of its customers and adjusts credit limits based upon payment history and the customer’s current credit worthiness, as determined by the review of their current credit information; and determines the allowance for doubtful accounts based on historical write-off experience, customer specific facts and general economic conditions that may affect a client’s ability to pay.

Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company determines when receivables are past due or delinquent based on how recently payments have been received.

Outstanding account balances are reviewed individually for collectability. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. Bad debt expense is included in general and administrative expenses, if any.

Receivables in foreign currency, whose residual maturity is not more than one year, are evaluated with the spot exchange rate on the balance sheet date.

Inventory Valuation

The Company values inventory, consisting of finished goods, at the lower of cost or market. Cost is determined on the first-in and first- out (“FIFO”) method. The Company reduces inventory for the diminution of value, resulting from product obsolescence, damage or other issues affecting marketability, equal to the difference between the cost of the inventory and its estimated market value. Factors utilized in the determination of estimated market value include (i) current sales data and historical return rates, (ii) estimates of future demand, and (iii) competitive pricing pressures.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation of property and equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the estimated useful lives of the respective asset.

Liabilities

The evaluation of the share capital and the capital reserve is carried out at the nominal value.

Other provisions are assessed at the amount repayable, which is necessary according to sound business judgment in order to cover all risks from uncertain liabilities already identifiable on the balance sheet date.

Other provisions with a residual term of more than one year are discounted with adequate periodical interest rates, which have been disclosed by the German Federal bank. Within exclusion of the “going concern” premise, provisions were recognized for required structural measures, pending losses from ongoing obligations.

Liabilities are recognized at the settlement amount.

Liabilities in foreign currency, whose residual term is not more than one year, are evaluated with the spot exchange rate on the balance sheet date. All other foreign currency liabilities are evaluated with their exchange rate at the time the invoice or the lower spot exchange rate on the balance sheet date.

Accruals and deferred income

Accruals and deferred income the expenses are shown before the balance sheet date, insofar as they represent expenses for certain time period after this date. Essentially, it is related to pay in advance insurance contributions

Affiliated companies

Streifenbild NTN GmbH i.L. is considered as affiliated company on the balance sheet date.

Note 5 - Inventories

Inventory, net of reserves, consist of the following:

	December 31,
	2015	2014
Raw materials	$7,808,566	$10,580,577
Work in progress	1,931,372	2,996,663
Finished goods	732,419	585,943
	10,472,357	14,163,183

Less: Allowance for inventory obsolescence	(200,892)	$(185,326)
Inventory –net of allowance for inventory obsolescence	$10,271,465	$13,977,857

As of December 31, 2015 and December 31, 2014, the Company had $1,143,462 and $0 in advanced payment for inventories, respectively.

Note 6 – Trade Accounts Receivable

Trade accounts receivable consists of the following:

	December 31,
	2015	2014
Trade accounts receivable	$2,387,639	$436,493
Allowance for doubtful accounts	(57,200)	-
	$2,330,439	$436,493

Trade accounts receivable include amounts due for shipped products and services rendered.

Allowance for doubtful accounts include estimated losses resulting from the inability of our customers to make required payments.

Note 7 - Affiliated Companies

As of December 31, 2015 and 2014, the company had $12,057 and $11,509 in receivables from affiliated companies. These receivables are related to expenses paid by Periscope on behalf of the affiliated company.

Payables due to affiliated companies were $118,424, and $131,599 and relate to a loan from the affiliated company Streifenbild NTN GmbH i.L.. The loan is unsecured and carries an interest rate of 1.5% per annum.

Note 8 – Other Assets

As of December 31, 2015 and 2014, the Company had other assets of $2,181,450, and $4,089,427, respectively. Other assets consisted of various current deposits of $149,675 asset factoring of $1,959,806 and other miscellaneous assets of $71,969 at December 31, 2015. At December 31, 2014 other assets consisted of various current deposits of $777,234 asset factoring of $3,251,843 and other miscellaneous assets of $60,350.

Note 9 – Prepaid Expenses

As of December 31, 2015 and 2014, the Company had prepaid expenses of $84,386, and $75,337, respectively. Prepaid expenses consisted primarily of prepaid insurance premiums.

Note 10 – Fixed Assets

Fixed assets are summarized as follows:

	December 31,
	2015	2014
Purchased concessions, industrial and similar rights and assets and licences in such rights and assets	4,108,806	4,256,986
Customer base	11,200,462	12,483,185
Technical equipment and machinery	9,675,841	10,674,188
Other equipment, plant and office equipment	7,656,316	8,577,531
Advance payments and assets under construction	55,536	113,395
	32,696,961	36,105,285

Less: Accumulated depreciation	(16,991,214)	(17,559,436)
Property and equipment, net	$15,705,747	$18,545,849

Note 11 – Other Liabilities

Other liabilities were $4,741,772 at December 31, 2015 and consisted of VAT taxes payable of $202,225, payroll taxes and accrued payroll of $3,597,665, and customer deposits of $941,882. At December 31, 2014 other liabilities were $6,165,138 and consisted of VAT taxes payable of $769,217, payroll taxes and accrued payroll of $4,337,352, and customer deposits of $1,058,569.

Note 12 - Accruals for Pensions and Similar Obligations

Pension accruals cover the pension obligations towards former and current employees. Obligations are secured partially by assets, which are invested in Flextronics Trustee e.V. [registered association] on the basis of trust within the framework on Contractual Trust Arrangements. The invested assets serve exclusively for fulfillment of pension obligations and are protected from access by other creditors. They were offset with the underlying obligations. These mainly relate to shares in special funds, to a lesser extent to balance at banks. The fair value of assets mentioned in the following table was derived from market prices of fun assets on the reporting date.

	December 31,
	2015	2014
Settlement value of pensions	$27,739,255	$30,774,598
Fair value of invested assets	(15,551,517)	(18,369,489)
Net worth of pensions	$12,187,738	$12,405,109

Note 13 – Accrued expenses

As of December 31, 2015 the Company had other accrued expenses in the amount of $5,562,007. Accrued expenses consisted mainly of expenses related to restructuring measures, outstanding vacation, time account balances of employees, warranties and accruals for outstanding invoices. As of December 31, 2014 the Company had accrued expenses of $3,775,736 consisted mainly of accruals for outstanding vacation, time account balances of employees, warranties and accruals for outstanding invoices.

Note 14 – Sales

Sales by geographical market:

	January 1, 2015	April 1, 2014
	to	to
	December 31, 2015	December 31, 2014
Gerrmany	$38,106,021	$49,443,803
Overseas	48,878,282	27,836,022
	$86,984,303	$77,279,825

Sales by business activity:

	January 1, 2015	April 1, 2014
	to	to
	December 31, 2015	December 31, 2014
Automotive	$26,217,182	$26,942,216
Industrial	46,534,998	37,968,324
Infrastructure	12,853,496	11,188,759
Other	1,378,627	1,180,526
	$86,984,303	$77,279,825

Note 15 – Operating Expenses

Operating expenses for the year ended December 31, 2015 consisted of personnel expenses of $22,204,008, depreciation and amortization of $1,318,724, other operating expenses consisting mainly of management levies, shipping costs, bad-debt expense, rents and leasing installments, other taxes, and software expenses of $9,494,900, and $4,440,232 for provisions and current expenses for legal and settlement costs relating to the application for insolvency proceedings.

Operating expenses for the period beginning April 1, 2014 and ended December 31, 2014 consisted of personnel expenses of $20,588,463, depreciation and amortization of $670,969, other operating expenses consisting mainly of management levies, shipping costs, bad-debt expense, rents and leasing installments, other taxes, and software expenses of $9,391,067, and $18,350,131 relating to internal restructuring and staff downsizing.

Note 16 – Interest and Other Income

For the year ended December 31, 2015, interest and financing costs were comprised of accumulation of pensions and long-term personnel provisions of $441,803, interest payable of $318,100, and currency options of $140,533. Other income was comprised mainly of gains on foreign currency translations of $947,227, and other miscellaneous income of $746,843.

For the period beginning April 1, 2014 and ended December 31, 2014, interest and financing costs were comprised of accumulation of pensions and long-term personnel provisions of $92,084, interest payable of $139,441, and currency options of $114,743. Other income was comprised mainly of gains on foreign currency translations of $538,032, and other miscellaneous income of $304,492.

Note 17 - Taxes on income

Taxes on income and earnings were not incurred. Deferred taxes are not included in the tax expense.

Note 18 – Discontinued Operations

During the period beginning April 1, 2014 and ended December 31, 2014 Periscope made changes to the legal structure of the company and discontinued operations of a small subsidiary which at the time was considered the parent company. Restructuring expenses of $18,350,131 were recognized as operating expense and net losses of $4,735,735 were recognized as discontinued operations.